UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2015

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code	(785) 575-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our 2015 Annual Meeting of Shareholders on May 21, 2015 in Topeka, Kansas. Results for items presented for voting are listed below.

Item 1 on the Proxy Card. Our shareholders elected three Class I directors for a three-year term, with the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Charles Q. Chandler IV	86,540,093	1,750,911	25,483,599
R.A. Edwards III	86,844,349	1,446,655	25,483,599
Sandra A.J. Lawrence	87,198,842	1,092,162	25,483,599

Item 2 on the Proxy Card. In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
84,105,002	3,351,589	834,413	25,483,599

Item 3 on the Proxy Card. Our shareholders voted for the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
112,233,371	962,060	579,172	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date:	May 26, 2015	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary